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                                                                    Exhibit 32.2

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Pinnacle Financial Partners (the "Company") on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold
R. Carpenter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Harold R. Carpenter
                                           -------------------------------------
                                           Harold R. Carpenter
                                           Chief Financial Officer
                                           Pinnacle Financial Partners, Inc.
                                           August 7, 2003

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